UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2011 (December 1, 2011)

                          Mediware Information Systems, Inc.
(Exact name of registrant as specified in its charter)

New York	1-10768	11-2209324
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11711 West 79th Street, Lenexa, KS	66214
(Address of principal executive officer)	(Zip Code)

Registrant's telephone number, including area code     (913) 307-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As noted under Item 5.07, the Mediware Information Systems, Inc. 2011 Equity Incentive Plan (the “2011 Equity Incentive Plan”) was approved by the shareholders of Mediware Information Systems, Inc. (the “Company”) at the Annual Meeting of shareholders held on December 1, 2011.  The 2011 Equity Incentive Plan, including performance metrics that may be utilized under the plan, is described in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 24, 2011.  This description is qualified in its entirety by reference to the 2011 Equity Incentive Plan, which is attached hereto as Exhibit 10.1.  Under the 2011 Equity Incentive Plan, the Company may grant awards of stock options, restricted stock and restricted stock units, among others.  Forms of award agreements for each of these awards are attached hereto as Exhibit 10.2 through Exhibit 10.4, respectively.

Item 5.07           Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders was held on December 1, 2011.  Of the 8,147,565 shares of common stock outstanding on the October 14, 2011 record date, a total of 4,772,711 shares of common stock were represented in person or by proxy. Results of votes with respect to proposals submitted at that meeting are as follows:

a.	To elect three Class II directors to hold office for a three-year term. Our shareholders voted to elect all three nominees to serve as directors. Votes recorded, by nominee, were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Philip H. Coelho	3,241,220	161,334	1,370,157
T. Kelly Mann	3,153,143	249,411	1,370,157
Ira S. Nordlicht	3,398,622	3,932	1,370,157

b. c.
To approve the Mediware Information Systems, Inc. 2011 Equity Incentive Plan. The Company’s shareholders voted to approve this proposal with 2,735,213 votes “For” and 498,294 votes “Against”. There were 16,486  abstentions and 1,370,157 broker non-votes.

To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2012. The Company’s shareholders voted to approve this proposal with 4,589,105 votes “For” and 5,828 votes “Against”. There were 25,217abstentions and no broker non-votes.

Item 8.01           Other Events

The following “Description of Capital Stock” is filed for the purpose of updating the description of the capital stock contained in the Company’s registration statement on Form 8-A filed under the Securities Exchange Act of 1934 filed with the SEC on May 28, 1991 (which incorporates the description of the Company’s Common Stock from the Company’s Registration Statement on Form S-18, filed with the SEC on May 8, 1991 (SEC File No. 33-40411)).

DESCRIPTION OF CAPITAL STOCK

General

The Company’s authorized capital stock consists of 25,000,000 shares of common stock, par value $.10 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

Common Stock

Voting Rights

Subject to any special voting rights of any preferred stock that the Company may issue in the future, each outstanding share of Common Stock entitles the holder to one vote on all matters requiring a vote of shareholders.  At any shareholder meeting, the presence in person or by proxy of shareholders holding of record a majority of the votes of shares of the Company then issued and outstanding and entitled to vote, constitutes a quorum for the transaction of any business.  Holders of Common Stock are not entitled to cumulative voting.  Directors standing for election at any meeting are elected by a plurality of the votes cast by shareholders entitled to vote in the election.  The Company’s Board of Directors is “classified” such that, at each annual meeting of shareholders, approximately one-third of the directors are elected to three-year terms.   Any other corporate action, other than the election of directors, to be taken by vote of the shareholders, may be authorized by a majority of votes cast by the shareholders entitled to vote on the matter.

Preemptive Rights

Holders of Common Stock have no preemptive rights to subscribe for additional shares.

Redemption, Conversion and Sinking Funds

The shares of our Common Stock are not subject to any redemption provisions and are not convertible into any other shares of our capital stock.  Holders of our Common Stock are not entitled to any sinking fund provisions.

Liability for Future Calls and Assessments

Our outstanding Common Stock is validly issued, fully paid and non-assessable, except that, during such time as no shares of Mediware’s capital stock are listed on a national securities exchange or are regularly quoted in an over-the-counter market, under Section 630 of the Business Corporation Law of the State of New York, the ten largest shareholders of the Company may be personally liable for debts or wages owed to any of the Company’s employees for services performed by them for the Company.

Dividends and Distributions

Subject to the rights of holders of any series of Preferred Stock that may be issued in the future, the holders of Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor, subject to any limitations for dividends contained in any of the Company’s outstanding debt instruments.  In the event of a voluntary or involuntary liquidation of the Company, all holders of Common Stock are entitled to a pro rata share in any distribution of the assets of the Company remaining and available to holders of Common Stock after payment of claims of creditors and liquidation preferences of any Preferred Stock.

Nasdaq Capital Market

The Company’s Common Stock is listed on the Nasdaq Capital Market under the symbol “MEDW.”

Preferred Stock

As of December 2, 2011, no shares of Preferred Stock were outstanding.  At the direction of the Board of Directors, the Company may issue shares of Preferred Stock from time to time. Our Board of Directors may, without any action by holders of our Common Stock, adopt resolutions to issue Preferred Stock in one or more series and establish or change the rights of the holders of any series of Preferred Stock.

The rights of any series of Preferred Stock may include:

           •            voting rights;

           •            liquidation preferences;

           •            dividend rights;

           •            redemption rights;

           •            conversion or exchange rights; and

           •            sinking funds.

The issuance of Preferred Stock could, among other things:

           •            adversely affect the voting, dividend, and liquidation rights of the Common Stock;

           •            discourage or impede an unsolicited proposal to acquire the Company; or

           •            facilitate a particular business combination involving the Company.

Any of these actions could discourage a transaction that some or a majority of our shareholders might believe to be in their best interests or in which our shareholders might receive a premium for their stock over its then market price. The Company is not aware of any effort to accumulate its Common Stock or obtain control of the Company by a tender offer, proxy contest or otherwise, and the Company has no present intention of using shares of Preferred Stock for anti-takeover purposes.

Item 9.01           Financial Statements and Exhibits.

(d)
Exhibit 10.1	Mediware Information Systems, Inc. 2011 Equity Incentive Plan
Exhibit 10.2	Form of Mediware Information Systems, Inc. 2011 Equity Incentive Plan Non-Qualified Stock Option Award Agreement
Exhibit 10.3	Form of Mediware Information Systems, Inc. 2011 Equity Incentive Plan Restricted Stock Award Agreement
Exhibit 10.4	Form of Mediware Information Systems, Inc. 2011 Equity Incentive Plan Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC.

Date: December 2, 2011	By: /s/ T. Kelly Mann T. Kelly Mann President and Chief Executive Officer

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